                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   Form 8-K/A

                           Amendment No. 1 to Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                August 14, 2001
            ---------------------------------------------------------
                Date of Report (date of earliest event reported)




                     McLAREN PERFORMANCE TECHNOLOGIES, INC.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




Delaware                         0-16176                   84-1016459
---------------                  -----------               ----------------
(State or other                  (Commission               (I.R.S. Employer
jurisdiction                     File Number)              Identification No.)
of incorporation)




               32233 West Eight Mile Road, Livonia, Michigan 48152
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




                                 (248) 477-6240
          -------------------------------------------------------------
               Registrant's telephone number, including area code


   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

McLaren Performance Technologies, Inc. hereby amends its Form 8-K, previously filed with the Securities and Exchange Commission on April 26, 2001.


ITEM 7. Unaudited pro forma financial information, financial statements of business acquired and exhibit

         (a)      Unaudited Pro forma financial information

                  1. Unaudited Pro forma Condensed Consolidated Balance Sheet as of March 31, 2001.

                  2. Unaudited Pro forma Condensed Consolidated Statement of
                     Operations for the six months ended March 31, 2001,

                  3. Unaudited Pro forma Condensed Consolidated Income Statement for the year ended September 30, 2000.

         (b)      Financial statements of business acquired

                  1. The audited financial statements of 503129 Ontario, Inc. as of and for the years ended September 30, 2000 and 1999.

                  2. The Unaudited Balance Sheet of 503129 Ontario, Inc. as of
                     March 31, 2001 and Statement of Operations for the six months ended March 31, 2001.

         (c)      Exhibit

                  23.1  Consent of Ernst & Young LLP



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   McLAREN PERFORMANCE TECHNOLOGIES, INC.



Date: August 14, 2001              By: /s/ Chris Panzl
                                      -----------------------------------------
                                      Chris Panzl, Chief Financial Officer

MCLAREN PERFORMANCE TECHNOLOGIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2001

                                                                                                                        PROFORMA
                                                         MCLAREN                                                         FOR THE
                                                       PERFORMANCE     ONTARIO           PROFORMA ADJUSTMENTS            ONTARIO
                                                       TECHNOLOGIES     503129                                           503129
                                                         (ACTUAL)     ACQUISITION     (1)         (2)        (3)       ACQUISITION

ASSETS

  Current assets:
    Cash & cash equivalents                            $   680,000   C$  564,000  C$(206,000) $1,900,000 $(2,381,000) $   557,000
    Available for sale securities                           44,000             -                                           44,000
    Accounts receivable, net of allowance for                                                                                   -
       doubtful accounts                                 2,722,000     1,265,000    (462,000)                           3,525,000
    Inventories                                                          657,000    (240,000)                178,000      595,000
    Prepaid expenses and other                             455,000       189,000     (69,000)                             575,000
                                                     ----------------------------                                   --------------
        Total current assets                             3,901,000     2,675,000                                        5,296,000


  Property and equipment at cost net of accumulated
    depreciation and amortization                        4,480,000     3,563,000  (1,300,000)              1,110,000    7,853,000

  Intangible assets net of accumulated amortization        829,000             -           -               1,397,000    2,226,000
                                                     ----------------------------                                   --------------

        Total assets                                  $  9,210,000  C$ 6,238,000                                     $ 15,375,000
                                                     ============================                                   ==============


LIABILITIES AND STOCKHOLDERS' EQUITY

  Current liabilities:
    Line of credit                                     $   467,000    C$ 120,000  C$ (44,000) $  305,000             $    848,000
    Accounts payable                                     2,474,000       401,000    (147,000)                           2,728,000
    Customer deposits                                       17,000             -                                           17,000
    Payroll and relatted                                   223,000             -                                          223,000
    Accrued liabilities                                    145,000       331,000    (121,000)                             355,000
    Notes payable to stockholder                                         303,000    (111,000)                             192,000
    Current portion of capital lease obligations                         204,000    ( 74,000)                             130,000
    Current portion of notes payable                     1,116,000       125,000     (45,000)    207,000                1,403,000
    Deferred income taxes                                                      -                         $   62,000        62,000
                                                     ----------------------------                                   --------------
      Total current liabilities                          4,442,000     1,484,000                                        5,958,000

  Notes payable--net of current portion                  2,368,000     1,075,000    (391,000)  1,388,000  1,194,000     5,634,000

  Capital lease obligations--net of current portion                      597,000    (218,000)                             379,000

    Deferred income taxes                                                238,000     (87,000)               498,000       649,000
                                                                                                                    --------------

         Total liabilities                               6,810,000     3,394,000                                       12,620,000


  Stockholders equity:
    Preferred stock, $.001 par value                                           -
    Common stock, $.00001 par value                              -             -                                  -             -
    Additional paid in capital                          15,602,000             -                            317,000    15,919,000
    Accumulated deficit                                (13,108,000)    2,844,000  (1,089,000)            (1,767,000)  (13,120,000)
    Less:  Treasury stock at cost                          (82,000)            -                                          (82,000)
    Accumulated comprehensive (loss)/gain                  (12,000)            -      50,000                               38,000
                                                     ----------------------------                                   --------------
        Total stockholders' equity                       2,400,000     2,844,000                                        2,755,000
                                                     ----------------------------                                   --------------

          Total liabilities and stockholders' equity   $ 9,210,000  C$ 6,238,000                                     $ 15,375,000
                                                     ============================                                   ==============

MCLAREN PERFORMANCE TECHNOLOGIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
FOR THE SIX MONTHS  ENDED MARCH 31, 2001

                                              MCLAREN
                                            PERFORMANCE       ONTARIO                 PROFORMA ADJUSTMENTS
                                            TECHNOLOGIES       503129                                                   PROFORMA
                                              (ACTUAL)      ACQUISITION       (1)        (2)         (3)      (4)        BALANCES
Revenues                                      $ 6,245,000  C$ 4,014,000  C$(1,410,000)                                 $ 8,849,000
Cost of revenues                                4,195,000     3,140,000    (1,102,000)                                   6,233,000
                                        --------------------------------                                              -------------
        Gross profit                            2,050,000       874,000                                                  2,616,000

Operating expenses:
    Research & development                        121,000             -             -                                      121,000
    Litigation & settlement                       257,000             -             -                                      257,000
    Selling, general and administrative         1,776,000       867,000      (305,000)           $ 103,000.00            2,441,000
                                        --------------------------------                                              -------------
                                                2,154,000       867,000                                                  2,819,000
                                        --------------------------------                                              -------------

Income(loss) from operations                     (104,000)        7,000                                                   (203,000)

Other income(expense)
    Interest income                                 2,000             -             -                                        2,000
    Interest expense                             (184,000)      (59,000)       21,000 $(126,000)                          (348,000)
    Other                                          31,000       108,000       (38,000)                                     101,000
                                        --------------------------------                                              -------------
                                                 (151,000)       49,000                                                   (245,000)
                                        --------------------------------                                              -------------


Income(loss) before income taxes                 (255,000)       56,000                                                   (448,000)

Income tax expense                                      -        13,000       (5,000)                       $ (64,000)     (56,000)
                                        --------------------------------                                              -------------

Net earnings (loss)                            $ (255,000)    C$ 43,000                                                 $ (504,000)
                                        ================================                                              =============

Basic earnings(loss) per share                    $ (0.02)                                                                 $ (0.05)
                                        ==================                                                            =============

Weighted average number of common
  shares outstanding                           10,188,612                                                               10,626,590
                                        ==================                                                            =============

Diluted earnings(loss) per share                  $ (0.02)                                                                 $ (0.05)
                                        ==================                                                            =============

Weighted number of common shares and
     equivalents outstanding                   10,188,612                                                               10,626,590
                                        ==================                                                            =============

MCLAREN PERFORMANCE TECHNOLOGIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED SEPTEMBER 30, 2000

                                     MCLAREN
                                   PERFORMANCE        ONTARIO                  PROFORMA ADJUSTMENTS
                                   TECHNOLOGIES       503129                                                      PRO FORMA
                                     (ACTUAL)       ACQUISITION         (1)         (2)      (3)        (4)        BALANCES

Revenues                            $ 11,914,000    C$ 5,477,000  C$(1,794,000)                                 $ 15,597,000
Cost of revenues                       7,575,000       3,206,000    (1,050,000)                                    9,731,000
                                   ------------------------------                                              --------------
        Gross profit                   4,339,000       2,271,000                                                   5,866,000

Operating expenses:
    Research & development             1,060,000               -             -                                     1,060,000
    Litigation & settlement            1,373,000               -             -                                     1,373,000
    Selling, general and
      administrative                   4,269,000       1,877,000      (636,000)              $143,000              5,653,000
                                   ------------------------------                                              --------------
                                       6,702,000       1,877,000                                                   8,086,000
                                   ------------------------------                                              --------------

Income(loss) from operations          (2,363,000)        394,000                                                  (2,220,000)

Other income(expense)
    Interest income                       17,000               -             -                                        17,000
    Interest expense                    (378,000)       (187,000)       32,000    $(263,000)                        (796,000)
    Other                                 48,000          14,000        (5,000)                                       57,000
                                   ------------------------------                                              --------------
                                        (313,000)       (173,000)                                                   (722,000)
                                   ------------------------------                                              --------------


Income(loss) before income taxes      (2,676,000)        221,000                                                  (2,942,000)

Income tax expense                             -          90,000       (30,000)                       $(108,000)     (48,000)
                                   ------------------------------                                              --------------

Net earnings (loss)                 $ (2,676,000)     C$ 131,000                                                $  2,990,000
                                   ==============================                                              ==============



Basic earnings(loss) per share      $      (0.28)                                                               $      (0.30)
                                   ==============                                                              ==============

Weighted average number of common
   shares outstanding                  9,489,610                                                                   9,927,588
                                   ==============                                                              ==============

Diluted earnings(loss) per share         $ (0.28)                                                                    $ (0.30)
                                   ==============                                                              ==============

Weighted number of common shares
   and equivalents outstanding         9,489,610                                                                   9,927,588
                                   ==============                                                              ==============

NOTES TO THE UNAUDITED PROFORMA BALANCE SHEET

AS OF MARCH 31,2001


(1) To translate the balance sheet of 503129 Ontario, Inc. from Canadian dollars to U.S. dollars.

(2) To finance the acquisition the Company borrowed $2,388,000 from an unaffiliated bank. A portion of these proceeds totaling $488,000 was used to pay existing debt of 503129 Ontario, Inc.

(3) To reflect the acquisition of 503129 Ontario, Inc. for $3,892,000, consisting of $2,381,000 of cash, $1,194,000 of subordinated debt and $317,000 in aggregate value of common stock.

NOTES TO THE UNAUDITED PROFORMA INCOME STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2000 AND THE SIX MONTHS ENDED MARCH 31, 2001

(1) To translate the income statements of 503129 Ontario, Inc. from Canadian dollars to U.S. dollars.

(2) To finance the acquisition the Company borrowed $2,388,000 from an unaffiliated bank. A portion of these proceeds totaling $488,000 was used to pay existing debt of 503129 Ontario, Inc. These notes accrue interest at 1/2% over prime. This adjustment reflects the additional interest expense to be incurred from these borrowings.

(3) The acquisition results in the valuation of fixed assets at fair market value and the recognition of goodwill for the excess of the aggregate purchase price paid over the fair value of the net assets acquired. This adjustment reflects an estimated increase in depreciation expense of $73,000 and $68,000 for the year ended September 30, 2000 and the six months ended March 31, 2001, respectively. It also reflects the amortization of goodwill over a twenty year period. Additional goodwill expense is estimated to be $70,000 for the year ended September 30, 2000 and $35,000 for the six months ended March 31, 2001.

(4) This adjustment reflects the effect of the above proforma adjustments on income tax expense. It also reflects the effect of an increase in the effective tax rate of 503129 Ontario, because it will no longer be allowed to take advantage of some rate reductions given to privately held companies under Canadian tax laws.

                         Report of Independent Auditors


The Board of Directors
Ontario 503129, Inc.

We have audited the accompanying consolidated balance sheets of Ontario 503129, Inc. and subsidiary as of September 30, 2000 and 1999, and the related consolidated statements of income and changes in retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Ontario 503129, Inc. and subsidiary at September 30, 2000 and 1999, and the consolidated results of operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Detroit, Michigan
August 1, 2001

                              503129 Ontario, Inc.

                           Consolidated Balance Sheets

                           September 30, 2000 and 1999

                                                                     2000         1999
                                                                 -----------  -----------
                                     Assets
Current assets:
   Cash                                                          C$  219,247  C$   85,272
   Trade accounts receivable                                       1,820,807      936,130
   Other receivables                                                  46,700       91,739
   Inventory                                                         446,655      493,028
   Refundable income taxes                                           152,271      329,754
                                                                 -----------  -----------

              Total current assets                                 2,685,680    1,935,923

Net property, plant and equipment                                  3,059,117    3,567,413
                                                                 -----------  -----------

              Total assets                                       C$5,744,797  C$5,503,336
                                                                 ===========  ===========

                      Liabilities and Stockholders' Equity

Current liabilities:
   Line of credit                                                C$  103,000  C$   13,000
   Current maturities of long-term debt                              250,560      288,464
   Current portion of capital lease obligations                      274,740      402,435
   Accounts payable                                                  467,175      198,098
   Other accrued liabilities                                          90,526       97,808
   Bonuses payable                                                   226,664       65,333
   Note payable to stockholder                                       329,753      309,487
   Deferred income taxes                                             238,100      224,450
                                                                 -----------  -----------

              Total current liabilities                            1,980,518    1,599,075

Long-term debt, less current maturities                              437,663      549,822

Capital lease obligations, less current portion                      526,053      684,652

Stockholders' equity:
   Common stock, $1 par value, authorized 20,000 shares, issued
      and outstanding 4 shares                                             4            4
   Retained earnings                                               2,800,559    2,669,783
                                                                 -----------  -----------

              Total stockholders' equity                           2,800,663    2,669,787
                                                                 -----------  -----------

              Total liabilities and stockholders' equity         C$5,744,797  C$5,503,336
                                                                 ===========  ===========

See accompanying notes.

                              503129 Ontario, Inc.

        Consolidated Statement of Income and Changes in Retained Earnings

                            Year ended September 30

                                                          2000           1999
                                                      -----------    -----------

Revenue                                               C$5,477,457    C$6,286,044
Cost of sales                                           3,206,115      3,536,631
                                                      -----------    -----------

              Gross profit                              2,271,342      2,749,413

Selling, general and administrative                     1,360,120      1,551,410
Depreciation                                              516,890        507,610
                                                      -----------    -----------

              Operating profit                            394,332        690,393


Interest expense, net                                     187,017        179,826
(Gain)/Loss on Sale of Assets                             (13,654)        50,773
                                                      -----------    -----------

              Income before income taxes                  220,969        459,794


Income tax expense                                         90,193         65,341
                                                      -----------    -----------

              Net income                                  130,776        394,453

Retained earnings at beginning of year                  2,669,783      2,275,330
                                                      -----------    -----------

Retained earnings at end of year                      C$2,800,559    C$2,669,783
                                                      ===========    ===========

See accompanying notes.

                              503129 Ontario, Inc.

                      Consolidated Statement of Cash Flows

                            Year ended September 30

                                                                        2000           1999
                                                                   ------------   ------------
Cash flows from operating activities:
   Net income                                                      C$   130,776   C$   394,453
   Adjustments to reconcile net income to net cash
      provided by operating activities:
         Depreciation                                                   516,890        507,610
         (Gain)/Loss on sale of equipment                                    --         50,773
         Deferred taxes                                                  13,650        (22,350)
         Changes in operating assets and liabilities:
           Increase in accounts receivable                             (884,677)      (508,447)
           Decrease (increase) in other receivables                      45,039        (64,240)
           Increase in inventory                                         46,373       (225,000)
           Decrease in refundable income taxes                          177,483        657,553
           Increase (decrease) in accounts payable                      269,077         44,463
           Increase (decrease) in other accrued liabilities              (7,282)        33,110
           Increase in bonus payable                                    161,331         65,333
           Increase (decrease) in note payable to stockholder            20,266        (13,603)
                                                                   ------------   ------------

              Net cash provided by operating activities                 488,926        919,655

Cash flow from investing activities:
   Purchase of property and equipment                                    (8,594)       (24,272)
   Proceeds from sale of equipment                                           --         72,651
                                                                   ------------   ------------

              Net cash provided by (used in) investing activities        (8,594)        48,379

Cash flows from financing activities:
   Change in line of credit balance                                      90,000       (156,000)
   Proceeds from debt borrowings                                             --         90,000
   Principal payments of debt                                          (150,063)      (174,495)
   Principal payments on capital leases                                (286,294)      (643,053)
                                                                   ------------   ------------

              Net cash used in financing activities                    (346,357)      (883,548)
                                                                   ------------   ------------

              Net increase in cash                                      133,975         84,486

Cash at beginning of year                                                85,272            786
                                                                   ------------   ------------

Cash at end of year                                                C$   219,247   C$    85,272
                                                                   ============   ============

Supplemental disclosures of cash flow information:
   Cash paid during the year for interest                          C$   182,412   C$   182,369
                                                                   ============   ============

   Cash received during the year for refundable income taxes, net  C$    46,772   C$   596,188
                                                                   ============   ============

See accompanying notes.

Notes to the Financial Statements

(1)      Summary of Significant Accounting Policies

         Description of Business and Basis of Presentation

         503129 Ontario, Inc. and its wholly owned subsidiary, Dart Machine Limited, (collectively referred to as the "Company"), provide CNC machining services of cast iron and aluminum castings for automotive and aftermarket customers. The company operates as one business segment
         - CNC Machining. The accompanying consolidated financial statements include the accounts and operations of the Company. Intercompany accounts and transactions have been eliminated in consolidation. All dollar amounts are stated in Canadian dollars unless otherwise indicated.

         Property, Plant and Equipment

         Property, plant and equipment are stated at cost. The Company uses accelerated methods of depreciation. The building is depreciated over 30 years. All other property and equipment is depreciated over 5 to 10 years. Depreciation includes amortization of amounts related to capital leases.

         Property, plant and equipment at September 30 consist of the following:

                                                           2000         1999
                                                       -----------  -----------
                   Land                                C$  167,000  C$  167,000
                   Building                              1,522,246    1,522,246
                   Machinery and equipment               6,809,316    6,804,506
                   Office equipment and computers          112,343      108,559
                   Automotive                               33,666       33,666
                                                       -----------  -----------
                                                         8,644,571    8,635,977

                   Less accumulated depreciation        (5,585,454)  (5,068,564)
                                                       -----------  -----------

                                                       C$3,059,117  C$3,567,413
                                                       ===========  ===========

         Income Taxes

         Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

         Inventories

         Purchased inventories are stated at the lower of cost (determined by the first-in, first-out method) or market.

         Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.


         Revenue Recognition

         The Company recognizes revenue when goods are shipped to the customers.

         Shipping and Handling Costs

         Shipping and handling costs are included in cost of sales.



(2)      Concentration of Credit Risk, Major Customers and Geographic
         Information

         Financial instruments that potentially subject the Company to a concentration of credit risk consist mainly of accounts receivable. Concentrations of credit risk with respect to receivables are limited due to the geographically diverse customer base. The Company routinely assesses the financial strength of their customers and does not require collateral or other security to support customer receivables. Credit losses are provided for in the consolidated financial statements in the form of an allowance for doubtful accounts. The Company generates revenue principally from customers in the automotive industry located in North America. Revenues and accounts receivable from customers for which revenues exceeded 5% of total revenues for the years presented are summarized as follows:

                                                   2000         1999
                                               -----------  -----------
         World Products, Inc
           Revenues for the year               C$2,272,647  C$3,267,581
           Accounts Receivable at end of year      716,528      288,905

         General Motors Corporation
           Revenues for the year                 1,163,178      236,132
           Accounts Receivable at end of year      761,355      158,157

         Daimler-Chrysler Corporation
           Revenues for the year                 1,068,734    1,938,914
           Accounts Receivable at end of year      256,879      439,323

         Ford Motor Corporation
           Revenues for the year                   494,226      580,283
           Accounts Receivable at end of year      149,979       54,046

(3)      Leases

         The Company leases certain machinery under agreements that expire in 2004. The leases have been accounted for as capital leases for financial reporting purposes. Future minimum lease payments under the leases consist of the following:

         Year ending September 30:
           2001                                                   C$  275,289
           2002                                                       275,289
           2003                                                       275,289
           2004                                                       126,173
                                                                  -----------

         Total minimum lease payments                                 952,040

         Less amounts representing interest                          (151,247)
                                                                  -----------

         Present value of net minimum lease payments (including
          C$203,767 classified as current)                        C$  800,793
                                                                  ===========


         Assets capitalized under capital lease obligations, included with machinery and equipment in Note 2, are as follows at September 30:

                                                 2000          1999
                                             -----------   -----------

         Machinery and equipment             C$  996,749   C$  996,749
         Accumulated amortization                279,090        99,675
                                             -----------   -----------

                                             C$  717,659   C$  897,074
                                             ===========   ===========

(4)      Long-term Debt

         Long-term debt at September 30 consists of the following:

                                                                           2000          1999
                                                                        ----------   ----------
         Debenture, payable $6,000 U.S. monthly plus interest at
         lender's cost plus 2.30%, due May 2003                         C$ 450,590   C$ 545,077

         Term bank loan, payable $2,473 monthly including interest at
         prime plus 1.75%, due on demand                                   230,898      241,913

         Note payable, payable $3,750 monthly plus interest, at 11.5%,
         due October 2000                                                    4,176       51,296

                                                                        ----------   ----------
                                                                           685,664      838,286

         Less current maturities                                          (250,560)    (288,464)
                                                                        ----------   ----------

                                                                        C$ 435,104   C$ 549,822
                                                                        ==========   ==========

         The Company's land and building, certain machinery and guarantees of certain officers secure the debenture. A general security agreement and a second mortgage on the Company's land and building secure the term bank loan.

         Aggregate maturities of long-term debt for each of the years following September 30, 2000 are: 2001--C$142,200, 2002--C$138,024, 2003--C$263,
         534, 2004--C$29,664, thereafter--C$112,242.

         In addition, the Company has an available line of credit which provides for borrowings up to C$400,000. The line of credit is secured by the general security agreement and bears interest at prime plus 1.75%. Borrowings under the line were C$103,000 and C$13,000 at September 30, 2000 and 1999, respectively.

(5)      Income Taxes

         Income tax expense for the years ended September 30 consist of:

                                                     2000       1999
                                                  ---------  ---------
         Current:
           Federal                                C$ 40,200  C$ 60,250
           Provincial                                36,343     27,441
                                                  ---------  ---------
                                                     76,543     87,691
                    Total

         Deferred                                    13,650    (22,350)
                                                  ---------  ---------

                    Total income tax provision    C$ 90,193  C$ 65,341
                                                  =========  =========


         The tax effects of temporary differences that give rise to significant portions of deferred taxes are attributable to property, plant and equipment.

(6)      Related Party Transactions

         The note payable to shareholder bears no interest and no specified repayment terms.

         The majority shareholder of the Company (prior to being purchased by McLaren Performance Technologies -- see note 7) owns a non-controlling interest in World Products, Inc. the largest customer of the Company.

(7)      Subsequent Event

         On April 11, 2001, the Company was purchased by McLaren Performance Technologies.

                              503129 Ontario, Inc.

                           Consolidated Balance Sheets

                                 March 31, 2001
                                                                  (Unaudited)
                                                                   March 31,
                                                                     2001
                                                                 -----------

                                     Assets

Current assets:
   Cash                                                          C$  564,403
   Trade accounts receivable                                       1,264,956
   Other receivables                                                  38,641
   Inventory                                                         657,372
   Refundable income taxes                                           149,881
                                                                 -----------

              Total current assets                                 2,675,252

Net property, plant and equipment                                  3,563,393
                                                                 -----------

              Total assets                                       C$6,238,645
                                                                 ===========

                      Liabilities and Stockholders' Equity

Current liabilities:
   Line of credit                                                C$  120,000
   Current maturities of long-term debt                              124,666
   Current portion of capital lease obligations                      203,767
   Accounts payable                                                  401,336
   Other accrued liabilities                                         331,519
   Bonuses payable                                                        --
   Note payable to stockholder                                       303,136
                                                                 -----------

              Total current liabilities                            1,484,424

Long-term debt, less current maturities                            1,075,408
Capital lease obligations, less current portion                      597,026
Deferred income taxes                                                238,100

Stockholders' equity:
   Common stock, $1 par value, authorized 20,000 shares, issued
      and outstanding 4 shares                                             4
   Retained earnings                                               2,843,683
                                                                 -----------

              Total stockholders' equity                           2,843,687
                                                                 -----------

              Total liabilities and stockholders' equity         C$6,238,645
                                                                 ===========

                              503129 Ontario, Inc.

             Consolidated Statement of Income and Retained Earnings

                                                            (Unaudited)
                                                          Six months ended
                                                              March 31,
                                                                2001
                                                          ----------------

Revenue                                                     C$ 4,013,355
Cost of sales                                                  3,140,200
                                                            ------------

              Gross profit                                       873,155
                                                            ------------

Selling, general and administrative                              659,297
Depreciation and amortization                                    207,431
                                                            ------------

                                                                 866,728
                                                            ------------

              Operating profit                                     6,427

Other income                                                    (107,865)
Interest expense, net                                             58,414
                                                            ------------

              Income before income taxes                          55,878

Income tax expense                                                12,754
                                                            ------------

              Net income                                          43,124

Retained earnings at beginning of period                       2,800,559
                                                            ------------

Retained earnings at end of period                          C$ 2,843,683
                                                            ============